GOODWILL AND OTHER INTANGIBLE ASSETS	12 Months Ended
Dec. 31, 2021
Goodwill and Intangible Assets Disclosure [Abstract]
GOODWILL AND OTHER INTANGIBLE ASSETS	Goodwill and Other Intangible Assets
Goodwill. Assets and liabilities acquired in a business combination are recorded at their estimated fair values as of the acquisition date. The excess of the purchase price of the acquisition over the fair value of net assets acquired is recorded as goodwill.

Changes in the carrying amount of goodwill for the years ended December 31, 2021, 2020 and 2019 are shown below.

(Dollars in thousands)	2021	2020	2019
Balance at beginning of year	$937,771	$937,771	$880,251
Goodwill resulting from business combinations	62,978	0	57,520
Balance at end of year	$1,000,749	$937,771	$937,771

In December 2021, First Financial recorded $63.0 million of goodwill resulting from the acquisition of Summit Funding Group, Inc. During 2019, First Financial recorded $57.5 million of goodwill resulting from the Bannockburn acquisition, in addition to its final adjustments to goodwill resulting from the MSFG merger. For further detail on various mergers or acquisitions, see Note 23 - Business Combinations.

Goodwill is evaluated for impairment on an annual basis as of October 1 of each year, or whenever events or changes in circumstances indicate that the fair value of a reporting unit may be below its carrying value. First Financial performed its most recent annual qualitative impairment test as of October 1, 2021 and no impairment was indicated. As of December 31, 2021, no events or changes in circumstances indicated that the fair value of the reporting unit was below its carrying value.

Other intangible assets. Other intangible assets consist primarily of core deposit, customer list and other miscellaneous intangibles, such as purchase commissions, non-compete agreements and trade name intangibles.

Core deposit intangibles represent the estimated fair value of acquired customer deposit relationships on the date of acquisition and are amortized on an accelerated basis over their estimated useful lives. First Financial's core deposit intangibles have an estimated weighted average remaining life of 6.2 years.

First Financial recorded a $30.1 million customer list intangible asset in conjunction with the Summit acquisition to account for the obligation or advantage on the part of either the Company or the customer to continue the pre-existing relationship subsequent to the merger. The customer list intangible asset is being amortized on a straight-line basis over its estimated useful life of 12 years. Additionally, First Financial recorded a $39.4 million customer list intangible asset in conjunction with the Bannockburn acquisition which is being amortized on a straight-line basis over its estimated useful life of 11 years.

The gross carrying amount and accumulated amortization of other intangible assets were as follows:

(Dollars in thousands)	December 31, 2021		December 31, 2020
Amortized intangible assets
Core deposit intangibles	$45,256	$(26,911)	$51,031	$(27,524)
Customer list	69,563	(8,362)	39,420	(4,778)
Other	14,589	(5,237)	10,113	(3,710)
Total	$129,408	$(40,510)	$100,564	$(36,012)

Amortization expense recognized on intangible assets for 2021, 2020 and 2019 was $9.8 million, $11.1 million and $9.7 million, respectively. The estimated amortization expense of intangible assets for the next five years is as follows:

(Dollars in thousands)	Intangible amortization
2022	$11,515
2023	10,536
2024	9,193
2025	9,145
2026	9,092